UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2013

RELM Wireless Corporation
(Exact Name of Registrant Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-32644 (Commission File Number)	59-34862971 (I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL (Address of principal executive offices)	32904 (Zip Code)
Registrant’s telephone number, including area code (321) 984-1414
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 22, 2013, the board of directors (the “Board”) of RELM Wireless Corporation (the “Registrant”) adopted an amendment (the “Amendment”) to the By-laws of the Registrant (as amended on September 19, 2005) (the “By-laws”), effective as of such date.  The Amendment was recommended to the Board by its Nominating and Corporate Governance committee (the “Committee”) at the Committee’s February 2013 meeting and adopted by the Board after the 2013 Annual Meeting of Stockholders.  The Amendment adds Section 1.2 to the Registrant’s By-laws, “Advance Notice Provisions for Business and Nominations at Meetings,” specifying the process for bringing business before an annual stockholder meeting and the process for nominating directors at a stockholder meeting. The amendment describes the proper written form of a stockholder proposal and changes the deadline by which a stockholder wishing to bring business or other proposals before a meeting of stockholders or wishing to nominate a person for election to the board of directors must notify the Registrant. For a stockholder’s proposal or nomination to be brought before the annual meeting of stockholders, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be received by the corporate secretary at the Registrant’s principal executive offices no less than 120 days nor more than 180 days prior to the first anniversary of the date on which the Registrant first mailed its proxy materials for the preceding year’s annual meeting of stockholders.

As a result of this amendment, proposals for the 2014 annual meeting of stockholders submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted after December 7, 2013.

The foregoing summary is a brief description of the approved amendment to the Registrant’s prior By-laws and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached as Exhibit 3(iii) to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 22, 2013, the Registrant held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Registrant’s stockholders: (i) elected George N. Benjamin, III, David P. Storey, Donald F.U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, and Warren N. Romine to serve as directors of the Registrant until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, and (ii) ratified the appointment of BDO USA, LLP as the Registrant’s independent registered public accounting firm for fiscal year 2013.

The voting results for each proposal were as follows:

1.           Election of Directors

	For	Withheld	Broker Non-Votes
George N. Benjamin, III	5,612,516	2,175,254	0
David P. Storey	7,688,710	99,098	0
Donald F.U. Goebert	4,799,685	3,088,085	0
Randolph K. Piechocki	5,614,283	2,173,487	0
Timothy W. O’Neil	5,524,507	2,263,301	0
Warren N. Romine	5,614,283	2,173,487	0

2.           Ratification of Appointment of BDO USA, LLP

For	Against	Abstain
7,658,086	94,709	34,975

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits

3(iii)         Amended and Restated By-laws of RELM Wireless Corporation, amended and restated as of May 22, 2013.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: May 29, 2013	By:	/s/ William P. Kelly
William P. Kelly, Executive Vice President and Chief Financial Officer

3